Financial Instruments - Gain (Loss) Recognized in Accumulated OCI on Derivative (Effective Portion) (Table) (Details) (USD $) In Thousands, unless otherwise specified	3 Months Ended		6 Months Ended
	Jun. 30, 2013	Jun. 30, 2012	Jun. 30, 2013	Jun. 30, 2012
Total	$ 3,498	$ 5,228	$ 5,144	$ 9,368
Gain (Loss) Recognized in Accumulated OCI On Derivative (Effective Portion)
Interest rate swaps	(229)	(1,015)	(437)	(1,828)
Total	$ (229)	$ (1,015)	$ (437)	$ (1,828)